EXHIBIT 99.3

QuadraMed 2004

UBS Warburg Conference

Lawrence P. English

Chairman and Chief Executive Officer

Making a Difference in Healthcare

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Safe Harbor Statement

Cautionary Statement on Risks Associated With Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement.

Important factors that could cause QuadraMed’s actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) QuadraMed’s ability to become listed on the Nasdaq National Market, or SmallCap Market or any other exchange; (ii) QuadraMed’s ability to remain in compliance with the Company’s debt agreements; (iii) the ability of the Company to attain its 2003 revenue given the business climate and the competitive environment; (iv) QuadraMed’s quarterly operating results may vary; (v) QuadraMed’s stock price may be volatile; (vi) QuadraMed’s investments are subject to market risk; (vii) QuadraMed faces product development risks from rapid technological changes; (viii) QuadraMed’s products may be subject to bugs and other errors; (x) QuadraMed’s intellectual property and technology may be subject to infringement claims or be infringed upon; (x) QuadraMed’s products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments; (xi) increased competition for QuadraMed’s products and services; (xii) the impact of pending securities litigation and SEC enforcement action; and (xiii) QuadraMed may need to use its cash balances to repurchase or redeem its outstanding debt securities. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed’s actual results to differ from these forward-looking statements in its periodic reports filed with the SEC. These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

QuadraMed uses both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include; bookings, pipeline, backlog, visible revenue and net deferred revenue. QuadraMed believes that these non-GAAP measures, and changes in those measures, are meaningful indicators of QuadraMed’s performance and provide additional information that QuadraMed’s management finds useful in evaluating such performance and in planning for future periods. Accordingly, QuadraMed believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Making a Difference in Healthcare

QuadraMed 2004

UBS Warburg Conference

Timeline

1993 – 1999 ~ Growth Through Acquisition

. 1999 – 2000 ~ Decline and Uncertainty

. 2000 – 2001 ~ Turnaround I

. Mid 2002 – Mid 2003 ~ Restatement

. Mid 2003 Onward ~ Turnaround II

Making a Difference in Healthcare

QuadraMed 2004

UBS Warburg Conference

2001 Balance Sheet

(as reported/as restated)

December 31,

ASSETS 2001 2001

(as reported) (restated) Delta

Current Assets

Cash and cash equivalents $ 32,213 $ 32,213 $ -

Accounts Receivable 37,454 33,165 (4,289)

Other current assets 11,287 11,392 105

Total Current Assets 80,954 76,770 (4,184)

Restricted Cash 4,356 4,356 -

Property and equipment 6,857 7,323 466

intangible assets 30269 29569 (700)

Other long-term assets 8,307 7,115 (1,192)

Total Assets $ 130,743 $ 125,133 $ (5,610)

LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities

Accounts payable $ 796 $ 893 $ 97

Accrued payroll and related 6,630 6,402 (228)

Other accrued liabilities 7,240 6,245 (995)

Deferred revenue 19,133 30,721 11,588

Total Current Liabilities 33,799 44,261 10,462

Convertible subordinated debentures 73,719 73,719 -

Other long-term liabilities 3,064 2,932 (132)

Total Liabilities 110,582 120,912 10,330

Total Stockholders’ Equity (Deficit) 20,161 4,221 (15,940)

Total Liabilities and Stockholders’ Equity (Deficit) $130,743 $ 125,133 $ (5,610)

Making a Difference in Healthcare

QuadraMed 2004

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Strengths/Momentum

Turnaround II

Growing market

Innovative products that are in demand

Loyal and repeat customers

Strong cash flow

Established and mature management team

Making a Difference in Healthcare

QuadraMed 2004

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Growth Drivers

• IOM Report

• 44,000 and 98,000 deaths each year

• Leap Frog Group

• Federal Government

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Market Opportunity

SIZE OF MARKET

Estimated HCIS Spending

Source: Sheldon I.Dorenfest and Associates, 2002

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2004 Strategic Goal

• Increase market share

• Develop or acquire Affordable User-friendly software products

. Improved patient safety

. Fewer medical errors

. Improved administrative efficiencies

Making a Difference in Healthcare

QuadraMed 2004

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M&A Strategy

Identified Product Gaps

. Pharmacy

. Lab

. Radiology

. Scheduling

. Materials Management

. Practice Management

PDS Pharmacy Acquired Détente Lab & Radiology Actively Pursuing Others

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Revenue Cycle Applications

• Integrated Registration

• Medical Records

• Patient Accounting

• Coding

• Medical Necessity Checking

• Compliance

• Full Service A/R Recovery Services

Making a Difference in Healthcare

QuadraMed 2004

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Clinical Applications

Clinical Care Management

. Order Management

. Results Reporting

. Patient Charting

. Medication Charting

. Pharmaceutical Checking

. Pharmacy Computerized Physician Order Entry

. Clinician Access

. Department Management

. Quality Management

. Document Management

. Enterprise Data Repository

Making a Difference in Healthcare

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Customers

QuadraMed 2004

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Q4 2003 Sales

• Marion General Hospital

• Chester River Hospital Center

• Correctional Health Services Corporation of Puerto Rico

• Community Hospital

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QuadraMed 2004

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2003 Sequential Revenue

Making a Difference in Healthcare

QuadraMed 2004

UBS Warburg Conference

Making a Difference in Healthcare